UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Preliminary Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TWENTY-FIRST CENTURY FOX, INC.
(Name of Registrant as Specified In Its Charter)

COMCAST CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED JUNE 13, 2018

SPECIAL MEETING OF STOCKHOLDERS

OF

TWENTY-FIRST CENTURY FOX, INC.

TO BE HELD ON JULY 10, 2018

PROXY STATEMENT
OF
COMCAST CORPORATION

SOLICITATION OF PROXIES IN OPPOSITION TO
THE PROPOSED ACQUISITION OF TWENTY-FIRST CENTURY FOX, INC.
BY THE WALT DISNEY COMPANY

This Proxy Statement (this “Proxy Statement”) and the enclosed GOLD proxy card are furnished by Comcast Corporation, a Pennsylvania corporation (“Comcast”, “we”, “our” or “us”), in connection with Comcast’s solicitation of proxies to be used at the special meeting (the “Special Meeting”) of stockholders of Twenty-First Century Fox, Inc., a Delaware corporation (“21CF”), to be held on July 10, 2018 at the New York Hilton Midtown, 1335 Avenue of the Americas, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournments or postponements thereof.

This Proxy Statement and the enclosed GOLD proxy card are first being mailed to 21CF stockholders on or about [●], 2018.

Pursuant to this Proxy Statement, Comcast is soliciting proxies from holders of 21CF Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and holders of 21CF Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock” or the “Shares”) to vote “AGAINST” the proposal to adopt the Agreement and Plan of Merger, dated as of December 13, 2017 (as amended by Amendment No. 1 dated as of May 7, 2018 and as it may be subsequently amended, the “Disney Merger Agreement”), by and among The Walt Disney Company, a Delaware corporation (“Disney”), 21CF, TWC Merger Enterprises 2 Corp., a Delaware corporation and a wholly owned subsidiary of Disney (“Corporate Merger Sub”) and TWC Merger Enterprises 1, LLC, a Delaware limited liability company and a wholly owned subsidiary of Disney (“LLC Merger Sub”), and other related proposals at the Special Meeting.

The Disney Merger Agreement contemplates that Disney will acquire 21CF after the distribution of certain 21CF businesses to 21CF stockholders. Comcast opposes the acquisition of 21CF by Disney. Comcast seeks to acquire 21CF (contemporaneously with the contemplated distribution of those certain 21CF businesses), and on June 13, 2018, Comcast proposed a superior all-cash proposal of $35.00 per Share to the 21CF board of directors (the “21CF Board”), as further described in this Proxy Statement.

Pursuant to the Disney Merger Agreement, prior to the effective time of the Proposed Disney Transactions (as defined below), 21CF will enter into a separation agreement between 21CF and New Fox, Inc. a Delaware corporation (“New Fox”), which, at all times prior to the Distribution (as defined below), will be a wholly owned subsidiary of 21CF, Pursuant to the separation agreement, 21CF will transfer to New Fox a portfolio of 21CF’s news, sports and broadcast businesses, including the Fox News Channel, Fox Business Network, Fox Broadcasting Company, Fox Sports, Fox Television Stations Group, and sports cable networks FS1, FS2, Fox Deportes and Big Ten Network and certain other assets, and New Fox will assume from 21CF certain liabilities associated with such businesses (the “Separation”). On the day the Separation is completed, following the Separation but prior to the Distribution (as defined below), New Fox will pay to 21CF a dividend in an amount equal to $8.5 billion dollars (the “Dividend”). On the day the Separation is completed, at 8:00 a.m. (New York City time) 21CF will distribute all of the issued and outstanding shares of common stock of New Fox to 21CF stockholders (other than such holders that are subsidiaries of 21CF) on a pro rata basis (the “Distribution”). At 12:01 a.m. (New York City time) on the date immediately following the Distribution, and after giving effect to the Separation, Corporate Merger Sub will merge with and into 21CF with 21CF continuing as the surviving corporation and becoming a wholly owned subsidiary of Disney

(the “Corporate Merger”). The Corporate Merger will be immediately followed by a merger of the initial surviving corporation with and into LLC Merger Sub, and LLC Merger Sub will continue as the surviving entity (together with the Corporate Merger, the “Proposed Disney Transactions”). These transactions are described in the definitive joint proxy statement/prospectus (the “Disney/21CF Proxy Statement/Prospectus”) filed by each of 21CF and Disney with the United States Securities and Exchange Commission (the “SEC”) on May 30, 2018.

The specific proposals at the Special Meeting that Comcast is soliciting proxies to vote “AGAINST” are (i) the proposal to adopt the Disney Merger Agreement (the “Disney Merger Agreement Proposal”), (ii) the proposal to adopt the Distribution Agreement and Plan of Merger (the “Distribution Merger Agreement”), dated as of May 7, 2018, as it may be subsequently amended, by and between 21CF and 21CF Distribution Merger Sub, Inc., a Delaware corporation (the “Disney Distribution Merger Proposal”), (iii) the proposal to approve an amendment to the Restated Certificate of Incorporation of 21CF (the “21CF Charter”) with respect to hook stock shares (the “Hook Stock Charter Proposal”), (iv) the proposal to approve an amendment to the 21CF Charter with respect to the subdivision (the “Stock Split”) of the issued and outstanding Shares (the “Stock Split Charter Amendment Proposal” and, together with the Hook Stock Charter Proposal, the “21CF Charter Amendment Proposals”), (v) the proposal for adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the combination of the Disney Merger Agreement Proposal, the Disney Distribution Merger Proposal or the 21CF Charter Amendment Proposals (the “Adjournment Proposal”), and (vi) the proposal to approve, by non-binding, advisory vote, certain compensation that may be paid or payable to 21CF’s named executive officers in connection with the transactions and the agreements and understandings pursuant to which such compensation may be paid or become payable (the “Compensation Proposal” and, together with the Disney Merger Agreement Proposal, the Disney Distribution Merger Proposal, the 21CF Charter Amendment Proposals and the Adjournment Proposal, the “Special Meeting Proposals”), each as further described in the Disney/21CF Proxy Statement/Prospectus.

21CF has set May 29, 2018 as the record date for determining those 21CF stockholders who will be entitled to vote at the Special Meeting (the “Record Date”). The principal executive offices of 21CF are located at 1211 Avenue of the Americas, New York, NY 10036.

On June 13, 2018, Comcast publicly announced its proposal to acquire the businesses of 21CF that 21CF has agreed to sell to Disney for $35.00 per Share in cash (the “Comcast Proposal”), subject to the negotiation of definitive documentation. The structure and other terms of the Comcast Proposal, including with respect to the separation of “New Fox” and the regulatory risk provisions and related termination fee, are at least as favorable to 21CF shareholders as the terms provided in the Disney Merger Agreement. The Comcast Proposal provides 21CF’s stockholders with approximately $10 billion of additional aggregate value, representing a premium of approximately 19% to the value of Disney’s offer as of 12:00 p.m., noon (Eastern Time) on June 13, 2018. The Comcast Proposal is described in more detail in the Section entitled “Background of the Solicitation” of this Proxy Statement.

WE ARE SOLICITING PROXIES FROM 21CF STOCKHOLDERS TO VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND ALL OF THE OTHER SPECIAL MEETING PROPOSALS. WE BELIEVE OUR $35.00 PER SHARE ALL-CASH PROPOSAL IS A SUPERIOR ALTERNATIVE FOR 21CF STOCKHOLDERS BECAUSE IT PROVIDES GREATER AND MORE CERTAIN FINANCIAL VALUE THAN THE PROPOSED DISNEY TRANSACTIONS AND IS ALL CASH. IF YOU WANT TO PRESERVE YOUR OPPORTUNITY TO ACCEPT OUR SUPERIOR PROPOSAL, VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND THE OTHER PROPOSALS AT THE SPECIAL MEETING BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY OR VOTING BY INTERNET OR TELEPHONE. A VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL WILL NOT OBLIGATE YOU TO VOTE YOUR SHARES IN FAVOR OF ANY DEFINITIVE AGREEMENT PROVIDING FOR THE COMCAST PROPOSAL (OR ANY OTHER PROPOSAL).

WE BELIEVE THAT A VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL WILL SEND A CLEAR MESSAGE TO THE 21CF BOARD THAT YOU FIRMLY BELIEVE THE COMCAST PROPOSAL IS A SUPERIOR PROPOSAL, THAT YOU DO NOT WANT THE PROPOSED DISNEY TRANSACTIONS TO BE COMPLETED, AND THAT THE 21CF BOARD SHOULD INSTEAD ENGAGE IN GOOD FAITH WITH COMCAST TO NEGOTIATE AND EXECUTE DEFINITIVE AGREEMENTS WITH RESPECT TO THE COMCAST PROPOSAL.

EVEN IF YOU HAVE ALREADY SENT A PROXY CARD TO 21CF, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE PRIOR TO THE SPECIAL MEETING. ONLY YOUR LATEST-DATED PROXY COUNTS. WE URGE YOU TO PROMPTLY VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND THE OTHER

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SPECIAL MEETING PROPOSALS, BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF YOUR PROXY CARD IS MAILED IN THE UNITED STATES.

WE URGE YOU TO SEND THE 21CF BOARD A CLEAR MESSAGE THAT A TRANSACTION WITH DISNEY FOR A LOWER PREMIUM THAN REFLECTED IN THE COMCAST PROPOSAL IS NOT A DESIRED OUTCOME AND THE 21CF BOARD SHOULD TAKE ALL NECESSARY STEPS TO MAXIMIZE STOCKHOLDER VALUE. VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL.

IF YOUR SHARES ARE HELD IN “STREET-NAME,” DELIVER THE ENCLOSED GOLD VOTING INSTRUCTION FORM TO YOUR BROKER OR BANK OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO VOTE ON YOUR BEHALF AND TO ENSURE THAT A GOLD PROXY CARD IS SUBMITTED ON YOUR BEHALF. IF YOUR BROKER OR BANK OR CONTACT PERSON RESPONSIBLE FOR YOUR ACCOUNT PROVIDES FOR VOTING INSTRUCTIONS TO BE DELIVERED TO THEM BY INTERNET OR TELEPHONE, INSTRUCTIONS TO DO SO WILL BE INCLUDED ON THE ENCLOSED GOLD VOTING INSTRUCTION FORM.

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TABLE OF CONTENTS

Page

REASONS TO VOTE “AGAINST” THE DISNEY SPECIAL MEETING PROPOSALS	1
BACKGROUND OF THE SOLICITATION	4
CERTAIN INFORMATION REGARDING THE PROPOSED DISNEY TRANSACTIONS	6
CERTAIN INFORMATION REGARDING COMCAST	11
OTHER PROPOSALS TO BE PRESENTED AT THE SPECIAL MEETING	12
VOTING PROCEDURES	13
APPRAISAL RIGHTS	16
SOLICITATION OF PROXIES	16
FORWARD-LOOKING STATEMENTS	16
OTHER INFORMATION	16
IMPORTANT VOTING INFORMATION	18
SCHEDULE I INFORMATION CONCERNING DIRECTORS AND OFFICERS OF COMCAST WHO MAY BE PARTICIPANTS AND INTERESTS OF POTENTIAL PARTICIPANTS	S-1
SCHEDULE II SECURITY OWNERSHIP OF TWENTY-FIRST CENTURY FOX, INC. PRINCIPAL STOCKHOLDERS AND MANAGEMENT	S-2

REASONS TO VOTE “AGAINST” THE DISNEY SPECIAL MEETING PROPOSALS

1.	Why should I vote against the Disney Merger Agreement Proposal?

Comcast urges all 21CF stockholders to vote “AGAINST” the Disney Merger Agreement Proposal for the following reasons:

•	A vote “AGAINST” the Disney Merger Agreement Proposal recognizes that the Comcast Proposal has addressed each of the 21CF Board’s previous concerns with Comcast’s late 2017 offer such that the 21CF Board must now pursue the SUPERIOR Comcast Proposal.

As discussed in the Section entitled “Background of the Solicitation” of this Proxy Statement, Comcast expressed a strong interest in seeking a combination with 21CF in November and December 2017. Despite repeated expressions of interest and improved offers from Comcast, however, on December 13, 2017, 21CF and Disney entered into the Disney Merger Agreement, pursuant to which the 21CF stockholders would receive as consideration shares of Disney common stock with a significantly lower implied value than the value of the shares of Comcast common stock that Comcast was offering at that time.

According to the Disney/21CF Proxy Statement/Prospectus, the 21CF Board made the determination to accept lower value from Disney because it believed that, compared with the Proposed Disney Merger, Comcast’s then-current proposal (i) was less likely to obtain regulatory approval, in light of the uncertainty presented by the U.S. Department of Justice’s “unanticipated opposition” to the proposed combination of AT&T, Inc. and Time Warner, Inc., (ii) was subject to greater closing uncertainty due to Comcast’s then-proposed regulatory covenant and the absence of a regulatory reverse termination fee and (iii) would deliver less value to the 21CF stockholders because the 21CF Board viewed the Disney common stock as a more valuable form of consideration than the Comcast common stock.

Each of these concerns has now been fully addressed. First, on June 12, 2018, the U.S. District Court for the District of Columbia ruled that AT&T's proposed acquisition of Time Warner did not violate the antitrust laws, reaffirming well-established precedent that vertical integration is typically procompetitive and emphasizing that the video distribution business is increasingly competitive and dynamic. Second, the Comcast Proposal provides the same regulatory covenant and reverse termination fee as the Disney Merger Agreement. And, finally, the Comcast Proposal is all-cash, thereby eliminating any perceived risk to the 21CF stockholders relating to fluctuations in the value of Comcast common stock. In addition, the Comcast Proposal provides 21CF’s stockholders with approximately $10 billion of additional aggregate value, representing a premium of approximately 19% to the value of Disney’s offer as of 12:00 p.m., noon (Eastern Time) on June 13, 2018.

According to the Disney/21CF Proxy Statement/Prospectus, the 21CF Board specifically sought to preserve flexibility to consider competing proposals after entering into the Disney Merger Agreement. By voting “AGAINST” the Disney Merger Agreement, you will send a message to the 21CF Board that you expect them to use that flexibility and act in YOUR best interest by engaging with us to negotiate definitive documentation regarding the superior Comcast Proposal, and thereby maximize the value of your Shares rather than squander this opportunity and the higher consideration we are proposing.

•	A vote “AGAINST” the Disney Merger Agreement Proposal helps to preserve your opportunity to receive the higher $35.00 per Share all-cash consideration provided by the Comcast Proposal.

Comcast’s all-cash proposal of $35.00 per Share represents superior and more certain value compared to the value of the Disney common stock offered by the Disney Merger Agreement Proposal. Based on the price of Disney common stock of $107.18, as of 12:00 p.m., noon (Eastern Time) on June 13, 2018, the latest practicable date before the filing of this Proxy Statement and assuming no exchange ratio adjustment (as further described under “Certain Information Regarding the Proposed Disney Transactions”), the Comcast Proposal provides 21CF’s stockholders with approximately $10 billion of additional aggregate value, representing a premium of approximately 19% to the value of Disney’s offer as of 12:00 p.m., noon (Eastern Time) on June 13, 2018.

Stockholders should contrast the higher and more certain value of the consideration in the Comcast Proposal with the lower and more uncertain value of the consideration in the Proposed Disney Transactions. It is important to understand that the future performance of Disney and Disney’s common stock is subject to substantial risks. The market price of Disney common stock may fluctuate significantly prior to and following the consummation of the Proposed Disney Transactions, and you could lose a substantial portion of the value of the Disney common stock you would receive in the Proposed Disney Transactions. The issuance of shares of Disney common stock in the Proposed Disney Merger could on its own have the effect of depressing the market for Disney common stock. In addition, the stock market has experienced significant price and volume fluctuations in recent times, and further unpredictable fluctuations in the future could have a material adverse effect on the market for the Disney common stock, both in terms of price and liquidity, regardless of Disney’s actual operating performance. Further, the results of operations of the combined Disney and 21CF and the market price of Disney common stock after the completion of the Proposed Disney Transactions may be affected by factors different from those currently affecting the independent results of operations of each individual company, including any failure to realize anticipated synergies, execution of integration plans, retention of key clients and employees, the impact of a challenging operating environment and broader market conditions. As a result, the combination of Disney and 21CF may negatively affect the long-term value of the Disney common stock, and therefore the value of the Disney merger consideration, that you would receive in the Proposed Disney Transactions.

The all-cash Comcast Proposal, in addition to providing 21CF’s stockholders with approximately $10 billion of additional aggregate value over the consideration under the Disney Merger Agreement (based on the price of Disney common stock as of 12:00 p.m., noon (Eastern Time) on June 13, 2018), would not expose you to any such risks. Instead, the Comcast Proposal would provide you with cash for your Shares. The Comcast Proposal would not be conditioned upon any financing arrangements or subject to any financing condition.

Under the terms of the Disney Merger Agreement, the 21CF Board is only permitted to change its recommendation with respect to the Proposed Disney Transactions or terminate the Disney Merger Agreement and enter into an agreement with Comcast prior to the adoption of the Disney Merger Agreement by 21CF stockholders. This means that if the 21CF stockholders approve the Disney Merger Agreement Proposal, the Comcast Proposal cannot be consummated unless the Disney Merger Agreement is otherwise terminated. By voting “AGAINST” the Disney Merger Agreement Proposal, you will help to preserve your opportunity to choose the higher per Share consideration provided by the Comcast Proposal.

2.	Why should I vote against the other Special Meeting Proposals?

The other Special Meeting Proposals are a group of related proposals whose purpose is to facilitate the Proposed Disney Transactions, which Comcast opposes. Therefore, Comcast is soliciting proxies from 21CF stockholders “AGAINST” such proposals. Comcast urges all 21CF stockholders to vote “AGAINST” the following Special Meeting Proposals for the reasons set forth below:

The Disney Distribution Merger Proposal. The purpose of the Disney Distribution Merger Proposal is to facilitate the completion of the Proposed Disney Transactions, which Comcast opposes, as detailed above.

Accordingly, Comcast recommends that stockholders vote “AGAINST” the approval of the Disney Distribution Merger Proposal.

The Charter Amendment Proposals. The purpose of the 21CF Charter Amendment Proposals is to facilitate the completion of the Proposed Disney Transactions, which Comcast opposes, as detailed above.

Accordingly, Comcast recommends that stockholders vote “AGAINST” the approval of the 21CF Charter Amendment Proposals.

The Adjournment Proposal. Comcast opposes the Adjournment Proposal because Comcast believes that 21CF should not have additional time to solicit proxies to vote for the Disney Merger Agreement Proposal if it is unable to obtain the necessary votes for approval of such proposal by the date of the Special Meeting, which is scheduled for July 10, 2018. Accordingly, Comcast recommends that stockholders vote “AGAINST” the Adjournment Proposal.

The Compensation Proposal. While the Compensation Proposal is non-binding and advisory, and its approval is not required for the Proposed Disney Transactions to be consummated, the purpose of this proposal is to demonstrate 21CF stockholder support for compensation that would be paid to 21CF management in connection with the Proposed Disney Transactions. Therefore, this proposal should not be approved if stockholders oppose the Disney Merger Agreement Proposal.

According to the Disney/21CF Proxy Statement/Prospectus, because the vote on the Compensation Proposal is advisory only, it will not be binding on 21CF or the 21CF Board. Accordingly, because 21CF is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the Proposed Disney Transactions are consummated and regardless of the outcome of the vote on the Compensation Proposal.

Comcast is opposed to the Proposed Disney Transactions as detailed above. Accordingly, Comcast recommends that stockholders vote “AGAINST” the approval of the Compensation Proposal.

21CF STOCKHOLDERS SHOULD VOTE “AGAINST” EACH OF THE SPECIAL MEETING PROPOSALS.

VOTE “AGAINST” THE SPECIAL MEETING PROPOSALS BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES ARE HELD IN “STREET-NAME,” DELIVER THE ENCLOSED GOLD VOTING INSTRUCTION FORM TO YOUR BROKER OR BANK OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO VOTE ON YOUR BEHALF AND TO ENSURE THAT A GOLD PROXY CARD IS SUBMITTED ON YOUR BEHALF. IF YOUR BROKER OR BANK OR CONTACT PERSON RESPONSIBLE FOR YOUR ACCOUNT PROVIDES FOR VOTING INSTRUCTIONS TO BE DELIVERED TO THEM BY INTERNET OR TELEPHONE, INSTRUCTIONS TO DO SO WILL BE INCLUDED ON THE ENCLOSED GOLD VOTING INSTRUCTION FORM.

DO NOT RETURN ANY PROXY CARD THAT YOU RECEIVE FROM 21CF. EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD FURNISHED BY 21CF, YOU HAVE THE RIGHT, AND IT IS NOT TOO LATE, TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR BY SIMPLY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. ONLY YOUR LATEST DATED PROXY COUNTS.

WE URGE YOU TO SEND THE 21CF BOARD A CLEAR MESSAGE THAT 21CF STOCKHOLDERS WANT OUR SUPERIOR PROPOSAL TO SUCCEED AND DO NOT WANT THE PROPOSED DISNEY TRANSACTIONS TO BE COMPLETED, AND THAT THE 21CF BOARD SHOULD INSTEAD ENGAGE IN GOOD FAITH WITH COMCAST TO NEGOTIATE AND EXECUTE DEFINITIVE AGREEMENTS WITH RESPECT TO THE COMCAST PROPOSAL. VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND THE OTHER SPECIAL MEETING PROPOSALS TODAY.

BACKGROUND OF THE SOLICITATION

The Comcast board of directors (the “Comcast Board”) and its senior management regularly review and discuss the company’s performance, business strategy, future-growth prospects and competitive position in the industries in which it operates. In addition, the Comcast Board and its senior management regularly review and evaluate various strategic alternatives, including acquisitions, dispositions and other strategic transactions, as part of ongoing efforts to strengthen its overall business and enhance stockholder value.

From November 6, 2017 until December 11, 2017, senior management, financial advisors and legal counsel of Comcast and 21CF were in almost daily contact regarding the possibility of a potential strategic transaction between the parties. The Disney/21CF Proxy Statement/Prospectus at “The Transactions – Background of the Transaction” (the “Disney/21CF Background Narrative”) provides Disney/21CF’s account of many of these contacts and negotiations, referring to Comcast as “Party B,” and setting forth Disney/21CF’s account of the views of the 21CF Board, 21CF management and 21CF’s financial and legal advisors, on the quality of Comcast’s several offers to acquire 21CF, as those offers evolved and improved over several weeks. To provide context for the Comcast Proposal, we provide the following facts, which highlight more prominently how Comcast’s proposals, particularly regarding regulatory risk terms, evolved considerably over several weeks in response to negotiations with 21CF and became more favorable to 21CF based on what Comcast believed to be the desires of 21CF.

From the outset of negotiations in early November 2017, until immediately before 21CF abruptly terminated discussions in early December 2017, 21CF and its representatives advised Comcast to make its best financial offer and suggested to Comcast and its representatives that solutions for any regulatory issues could be developed between the parties if there was sufficient financial merit to a transaction. In response to that, Comcast offered $34.41 per Share payable in Comcast common stock, and several regulatory solutions, each one potentially requiring significant divestiture and behavioral remedies to be made by Comcast and always moving to a more favorable structure for 21CF. While no proposal included a reverse termination fee, Comcast and its representatives and advisors believed the process, like all negotiations, was evolving and the parties’ positions were developing. For example, when Comcast delivered its last written proposal on December 4, 2017, by sending a draft of a merger agreement and a separation agreement to 21CF’s legal counsel, reflecting Comcast’s then-current positions, the draft agreement was delivered with the following cover email:

“One particular point to note is, consistent with yesterday’s 5pm call, the regulatory covenant remains subject to ongoing discussions to build a mutual understanding between the parties regarding these matters, and we are prepared to consider further modifications in your favor, but only following a principal-to-principal discussion. To that end, our CEO has reached out to your CEO.”

Also on December 4, 2017, the CEOs and CFOs of each of Comcast and 21CF met and agreed progress was being made on reaching an agreement.

On December 6, 2017, Mr. Roberts wrote to Mr. Rupert Murdoch and expressed great enthusiasm for the transaction and a willingness to “take whatever steps are necessary to get this deal over the finish line”.

However, later on December 6, abruptly and surprisingly given how Comcast’s positions had been evolving, 21CF terminated discussions with Comcast. There was no advance warning of any timetable ending, no request for a firm and final offer, and no communication ever that Comcast’s offer would not be considered by the 21CF Board unless there was a reverse termination fee.

On December 11, 2017, two days before the Disney Merger Agreement was signed, Mr. Roberts wrote to Mr. Rupert Murdoch. He reminded Mr. Rupert Murdoch of his December 6, 2017 communication which had made clear Comcast’s “willingness to continue problem solving and go even further” and once again expressed the view that a Comcast/21CF combination was a “great opportunity” for 21CF shareholders.

Comcast believed, based on its discussions with 21CF and its representatives in November and December of 2017, that it was in a process of negotiation where positions evolve in a natural dynamic of give and take designed to generate best and final offers from all interested buyers, and where the seller provides guidance to ensure that bidders are given an opportunity to provide their most competitive offers. Comcast made the Comcast Proposal on the premise that this next phase of negotiation will be fair and transparent.

On June 13, 2018, with the unanimous approval of the Comcast Board, Mr. Roberts sent to the 21CF Board for the attention of Mr. Rupert Murdoch, Lachlan K. Murdoch and James R. Murdoch the following letter, offering to the 21CF stockholders $35.00 per share in cash, reflecting a $65 billion equity value for 21CF (after giving effect to the proposed Separation of New Fox) and a premium of approximately 19% to the value of Disney’s offer as of 12:00 p.m., noon (Eastern Time) on June 13, 2018.

June 13, 2018

Board of Directors
Twenty-First Century Fox, Inc.
1211 Avenue of the Americas
New York, New York 10036

Attention:     Mr. K. Rupert Murdoch, Executive Chairman

Mr. Lachlan K. Murdoch, Executive Chairman

Mr. James R. Murdoch, Chief Executive Officer

Dear Rupert, Lachlan and James,

We have long admired what the Murdoch family has built at Twenty-First Century Fox. After our meetings last year, we came away convinced that the 21CF businesses to be sold are highly complementary to ours, and that our company would be the right strategic home for them.

So, we were disappointed when 21CF decided to enter into a transaction with The Walt Disney Company, even though we had offered a meaningfully higher price. We have reviewed the publicly available terms of the proposed Disney transaction, as well as the joint proxy statement/prospectus filed with the SEC describing the reasons for the 21CF Board of Directors’ decision. In light of yesterday’s decision in the AT&T/Time Warner case, the limited time prior to your shareholders’ meeting, and our strong continued interest, we are pleased to present a new, all-cash proposal that fully addresses the Board’s stated concerns with our prior proposal.

Our new proposal offers 21CF shareholders $35.00 per share in cash and 100% of the shares of New Fox after giving effect to its proposed spinoff, providing superior and more certain value as compared to Disney’s all-stock offer. Our proposal represents a premium of approximately 19% to the value of Disney’s offer as of noon today. We are highly confident in our ability to finance the transaction, and our offer includes no financing-related conditions.

We are also highly confident that our proposed transaction will obtain all necessary regulatory approvals in a timely manner and that our transaction is as or more likely to receive regulatory approval than the Disney transaction. Accordingly, we are offering the same regulatory commitments as the ones 21CF has already obtained from Disney, including the same $2.5 billion reverse termination fee agreed to by Disney. To further evidence our commitment, we also are offering to reimburse the $1.525 billion break-up fee to be paid by you to Disney, for a total cost to Comcast of $4.025 billion, in the highly unlikely scenario that our transaction does not close because we fail to obtain all necessary regulatory approvals.

We welcome the opportunity to discuss the regulatory issues presented by each deal. We note that there should not be any meaningful difference in the timing of the U.S. antitrust review between a Comcast and Disney transaction. We have made our HSR filing today, which formally begins our regulatory review at the DOJ. In addition, we have already submitted a large volume of documents and data to the DOJ in connection with its review of the Disney transaction. This information largely overlaps with the information that the DOJ will need to review a Comcast transaction. As a result, our transaction should be reviewable by the DOJ in the same cycle as Disney’s transaction. We similarly expect that our transaction should be reviewable by international regulators in as timely a manner as the Disney transaction, and should be as or more likely to receive international approvals, given our relatively small presence outside the U.S.

Our Board of Directors has unanimously approved this proposal, and no Comcast shareholder vote will be required for this transaction.

Because of your decision to schedule the vote on the Disney merger proposal for July 10, time is of the essence for your consideration of our proposal. We are available to meet at any time to answer questions of the Board, management or your advisors, so that you are in a position to validate the superiority of our offer, and negotiate and enter into a merger agreement, as soon as possible thereafter. Given the very short time frame, today we are filing a preliminary proxy statement with the SEC in opposition to the Disney merger proposal, as we have been advised this is necessary to be in a position to be able to communicate with your shareholders directly regarding the votes they are being asked to cast on July 10. We hope this is precautionary only, as we expect to work together to reach an agreement over the next several days.

More detailed information regarding our proposal is attached.

I look forward to our discussions and working with you toward completing this exciting transaction for the Fox shareholders.

Very truly yours,

/s/ Brian L. Roberts

Brian L. Roberts

Chairman and CEO

COMCAST’S SUPERIOR PROPOSAL TO ACQUIRE TWENTY-FIRST CENTURY FOX

All-cash consideration

Comcast proposes to acquire 100% of the outstanding shares of 21CF for $35.00 per share in cash, reflecting a $65 billion equity value for 21CF (after giving effect to the proposed spinoff of New Fox) and a premium of approximately 19% to the value of Disney’s offer as of noon today.

Our all-cash proposal will provide 21CF shareholders with certain value and immediate liquidity. Our proposal is not subject to a financing condition. We have received Highly Confident Letters from Bank of America Merrill Lynch and Wells Fargo.

We have prepared a draft merger agreement reflecting the terms described herein and our legal team of Davis Polk and Wachtell Lipton are available to meet with their appropriate counterparts to discuss and review the document. Our draft merger agreement differs from the Disney agreement only to reflect the superior terms described in this letter, to adapt the agreement to reflect an all-cash transaction (including no Comcast shareholder vote) and to provide greater certainty by eliminating the need for any 21CF charter amendments. Our draft is subject to review of any material non-public information relating to 21CF’s proposed transaction with Disney, including with respect to Disney’s regulatory undertaking and the separation of New Fox.

Allocation of regulatory risk

We have revised our proposal to specifically address the 21CF Board of Directors’ stated concerns regarding the treatment of any required regulatory divestitures, including their tax costs, and a reverse termination fee.

•	We will agree to the same divestiture package as Disney, i.e., a commitment to divest (i) any of 21CF’s RSNs and (ii) other 21CF assets representing up to $500 million of EBITDA (less up to $250 million of EBITDA attributable to divested RSNs).

•	We will agree to the same allocation of any tax obligations as Disney in connection with any required divestitures.

•	We will agree to the same reverse termination fee of $2.5 billion as Disney, in the event the transaction does not close as a result of a failure to obtain the required regulatory approvals.

We will also agree to behavioral restrictions as extensive as those agreed to by Disney and, like Disney, we will also agree to litigate any action taken by the Department of Justice to block the transaction.

Reimbursement of Disney Break-Up Fee

In addition to our payment of the $2.5 billion reverse termination fee, in the unlikely event that our transaction is terminated due to a failure to obtain the required regulatory approvals, we will also agree to reimburse 21CF for the $1.525 billion break-up fee required to be paid to Disney in connection with termination of the Disney transaction and entry into a merger agreement with us.

Sky

Comcast has separately announced, pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers, a pre-conditional all-cash firm offer for the entire issued and to be issued share capital of Sky plc. We intend to pursue this offer in parallel with our acquisition of 21CF. Of course, the terms of any transaction between Comcast and 21CF will need to be consistent with our respective obligations under the UK takeover regime.

Also on June 13, 2018, Comcast filed with the SEC a preliminary proxy statement on Schedule 14A with respect to the solicitation of proxies by Comcast against 21CF’s proposal to adopt the Disney Merger Agreement and the related proposals at the Special Meeting.

CERTAIN INFORMATION REGARDING THE PROPOSED
DISNEY TRANSACTIONS

At the Special Meeting, 21CF stockholders of record at the close of business on the Record Date will be voting on, among other things, whether to adopt the Disney Merger Agreement. The following description of the Disney Merger Agreement and the Proposed Disney Transactions is adapted from the Disney/21CF Proxy Statement/Prospectus, which contains a more detailed summary of the Proposed Disney Transactions as well as the full text of the Disney Merger Agreement.

According to the Disney/21CF Proxy Statement/Prospectus, under the terms of the Disney Merger Agreement, upon completion of the Proposed Disney Transactions, each outstanding Share (other than Shares owned by 21CF or its subsidiaries or by Disney or its subsidiaries) will be converted into a number of shares of Disney common stock equal to the exchange ratio.

Each Share held by a subsidiary of 21CF will be exchanged for a fraction of a share of Disney series B convertible preferred stock equal to the exchange ratio (after giving effect to the exchange ratio adjustment) divided by 10,000 or, if the Disney board of directors, at any time prior to the closing of the Corporate Merger, so elects in its sole discretion, a number of shares of Disney common stock equal to the exchange ratio (after giving effect to the exchange ratio adjustment).

The initial exchange ratio in the Disney Merger Agreement is 0.2745 shares of Disney common stock for each Share. The exchange ratio is subject to an adjustment based on an estimate of certain tax liabilities arising from the Separation and the Distribution and other transactions contemplated by the Disney Merger Agreement, as described in the Disney/21CF Proxy Statement/Prospectus.

Based on the price of Disney common stock of $107.18 as of 12:00 p.m., noon (Eastern Time) on June 13, 2018, the latest practicable date before the filing of this Proxy Statement and assuming no exchange ratio adjustment, the merger consideration represented an implied value of $29.42 per Share.

The respective obligations of each of 21CF, Disney, Corporate Merger Sub and LLC Merger Sub to complete the Proposed Disney Transactions and, except with respect to the matters described in the first bullet below, 21CF’s obligation to effect the proposed 21CF charter amendments, the Stock Split, the Separation and the Distribution, are subject to the satisfaction or waiver, at or prior to the closing of the Proposed Disney Transactions, of certain conditions, including:

•	the 21CF Charter Amendments must have become effective, the Stock Split must have occurred and the Separation and the Distribution must have been consummated;

•	the 21CF stockholder approval of the Disney Merger Agreement, the Distribution Merger Agreement and the 21CF Charter Amendments must have been obtained;

•	the Disney stockholder approval of the issuance of Disney common stock to 21CF stockholders in the Proposed Disney Transactions must have been obtained;

•	the shares of Disney common stock to be issued in connection with the Proposed Disney Transactions must have been approved for listing on the New York Stock Exchange upon official notice of issuance and the shares of New Fox common stock to be issued in the Distribution must have been approved for listing on the Nasdaq Global Select Market upon official notice of issuance;

•	any applicable waiting period under the HSR Act must have expired or been terminated, if required in connection with the completion of the Proposed Disney Transactions, any FCC consents must have been obtained and certain foreign regulatory consents must have been obtained;

•	no domestic, foreign or transnational governmental entity of a competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the completion of the transactions contemplated by the Disney Merger Agreement;

•	the registration statement on Form S-4 filed by Disney in respect of the shares of Disney common stock to be issued in connection with the Proposed Disney Transactions, and the registration statement filed by 21CF in respect of the Shares to be issued in the Distribution must have become effective under the Securities Act of

1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and must not be the subject of any stop order or any proceedings initiated or threatened for that purpose by the SEC;

•	21CF must have obtained an opinion from a nationally recognized valuation or accounting firm or investment bank as to the adequacy of its surplus under Delaware law to effect the Dividend, and as to the solvency of New Fox and 21CF after giving effect to the Dividend, the Stock Split and the Distribution; and

•	certain additional agreements must have been entered into in accordance with the terms of the Disney Merger Agreement.

The obligations of each Disney, Corporate Merger Sub and LLC Merger Sub to effect the Proposed Disney Transactions also are subject to the satisfaction or waiver by Disney at or prior to the closing of the transactions, of certain conditions, including the following:

•	certain of the representations and warranties of 21CF with respect to its capital structure must, both on the date of the Disney Merger Agreement and at the closing of the transactions (unless such representation or warranty speaks as of a particular date, in which case such representation or warranty must be so true and correct as of such date), be true and correct, except for any failures to be so true and correct that are de minimis;

•	the representation and warranty of 21CF that there has been no material adverse effect with respect to 21CF since June 30, 2017 must, both on the date of the Disney Merger Agreement and at the closing of the transactions, be true and correct in all respects;

•	certain representations and warranties of 21CF with respect to corporate authority, approval of the transactions, financial advisor opinions and takeover statues must, both on the date of the Disney Merger Agreement and at the closing of the transactions (unless such representation or warranty speaks as of a particular date, in which case such representation or warranty must be so true and correct as of such date), be true and correct in all material respects;

•	generally, the other representations and warranties of 21CF in the Disney Merger Agreement (without giving effect to any references to any material adverse effect or other qualifications based upon the concept of materiality or similar phrases contained therein) must be true and correct, both on the date of the Disney Merger Agreement and at the closing of the transactions (unless such representation or warranty speaks as of a particular date, in which case such representation or warranty must be so true and correct as of such date), unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect with respect to 21CF;

•	21CF must have performed in all material respects its obligations under the Disney Merger Agreement at or prior to the closing of the transactions;

•	no governmental consents will have imposed any restriction other than permitted restrictions; and

•	Disney must have received the hook stock legal comfort described in the Disney/21CF Proxy Statement/Prospectus, provided that this condition will be deemed satisfied in the following situations: (1) if 21CF undertakes a hook stock elimination pursuant to Disney’s written request, (2) if Disney has received the ATO tax ruling and the U.S. tax opinion but not the Australian tax opinion and the estimated amount of any anticipated hook stock tax is less than or equal to $750 million and (3) if Disney has received the ATO tax ruling and the U.S. tax opinion but not the Australian tax opinion, the estimated amount of any anticipated hook stock tax is more than $750 million and, subject to the indemnity obligations in the tax matters agreement, either (x) Disney waives this condition or (y) 21CF agrees to indemnify Disney for any hook stock tax in excess of $750 million.

21CF’s obligation to effect the Proposed Disney Transactions is also subject to the satisfaction or waiver by 21CF, at or prior to the closing of the transactions, of the following additional conditions:

•	certain of the representations and warranties of Disney with respect to its capital structure must, both on the date of the Disney Merger Agreement and at the closing of the transactions (unless such representation or warranty speaks as of a particular date, in which case such representation or warranty must be so true and correct as of such date), be true and correct, except for any failures to be so true and correct that are de minimis;

•	the representation and warranty of Disney that there has been no material adverse effect with respect to Disney since September 30, 2017 must, both on the date of the Disney Merger Agreement and at the closing of the transactions, be true and correct in all respects;

•	certain representations and warranties of Disney with respect to corporate authority and approval of the transactions must, both on the date of the Disney Merger Agreement and at the closing of the transactions (unless such representation or warranty speaks as of a particular date, in which case such representation or warranty must be so true and correct as of such date), be true and correct in all material respects;

•	the other representations and warranties of each of Disney, Corporate Merger Sub and LLC Merger Sub in the Disney Merger Agreement (without giving effect to any references to any material adverse effect or other qualifications based on the concept of materiality or similar phrases contained therein) must be true and correct, both on the date of the Disney Merger Agreement and at the closing of the transactions (unless such representation or warranty speaks as of a particular date, in which case such representation or warranty must be so true and correct as of such date), unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not be reasonably be expected to have a material adverse effect with respect to Disney;

•	each of Disney, Corporate Merger Sub and LLC Merger Sub must have performed in all material respects its respective obligations under the Disney Merger Agreement at or prior to the closing of the transactions; and

•	21CF must have received the Skadden tax opinion described in the Disney/21CF Proxy Statement/Prospectus, provided that this condition will be deemed satisfied if Skadden cannot deliver such opinion because of a failure of certain stockholders of 21CF to deliver representations to Skadden at closing.

The Disney Merger Agreement may be terminated:

•	by mutual written consent of Disney and 21CF, by action of their respective boards of directors;

•	by either Disney or 21CF if:

o	provided that the party terminating the Disney Merger Agreement has not breached in any material respect its obligations under the Disney Merger Agreement in any manner that has proximately contributed to the failure of the Proposed Disney Transactions to be consummated, the Corporate Merger has not been consummated by 11:59 p.m. (New York City time) on December 13, 2018, which termination date may be extended for two six-month periods by either 21CF or Disney under certain conditions;

o	21CF stockholders do not adopt the Disney Merger Agreement at a meeting duly convened therefor (including the Special Meeting) or at any adjournment or postponement thereof at which a stockholder vote is taken on the adoption of the Disney Merger Agreement;

o	the Disney stockholder approval of the share issuance is not obtained at a meeting duly convened therefor or at any adjournment or postponement thereof at which a stockholder vote is taken on the approval of the issuance of Disney stock to 21CF stockholders; or

o	provided that the party terminating the Disney Merger Agreement has not breached in any material respect its obligations under the Disney Merger Agreement in any manner that has proximately contributed to the failure of the Proposed Disney Transactions to be consummated, any law or order permanently restrains, enjoins or otherwise prohibits completion of the Proposed Disney Transactions, and such law or order has become final and non-appealable;

•	by 21CF if:

o	the Disney board effects a change in its recommendation in favor of the Proposed Disney Transactions, provided that the Disney stockholder approval of the share issuance has not been obtained;

o	Disney, Corporate Merger Sub or LLC Merger Sub breaches any of its representations, warranties, covenants or agreements in the Disney Merger Agreement, or any of their representations or warranties shall have become untrue after the date of the Disney Merger Agreement, such that the related conditions to the obligation of 21CF to close the transactions would not be satisfied and such breach is not curable or is not cured within the specified cure period, provided that 21CF is not then in breach of any of its representations, warranties, covenants or agreements under the Disney Merger Agreement in a manner such that the conditions of Disney regarding the accuracy of 21CF’s representations and warranties and performance of 21CF’s obligations would not be satisfied; or

o	before the 21CF stockholder approval is obtained, 21CF effects a 21CF superior proposal termination event, as described below, provided that prior to or concurrently with such termination 21CF pays Disney a termination fee equal to $1.525 billion;

•	by Disney if:

o	the 21CF board effects a change in its recommendation in favor of the Proposed Disney Transactions, provided that the 21CF stockholder approval has not been obtained;

o	21CF breaches any of its representations, warranties, covenants or agreements in the Disney Merger Agreement, or any of its representations or warranties shall have become untrue after the date of the Disney Merger Agreement, such that the related conditions to the obligation of Disney, Corporate Merger Sub and LLC Merger Sub to close the transactions would not be satisfied and such breach is not curable or, if curable, is not cured within the specified cure period, provided that Disney is not then in breach of any of its representations, warranties, covenants or agreements under the Disney Merger Agreement in a manner such that the conditions of 21CF regarding the accuracy of Disney’s representations and warranties and performance of Disney’s obligations would not be satisfied; or

o	before the Disney stockholder approval is obtained, Disney effects a Disney superior proposal termination event, provided that prior to or concurrently with such termination Disney pays 21CF $1.525 billion.

Under the terms of the Disney Merger Agreement, 21CF will be required to pay Disney a termination fee in the amount of $1.525 billion if the Disney Merger Agreement is terminated in certain circumstances (as described in the Disney Merger Agreement), which circumstances include (i) the termination of the Disney Merger Agreement by 21CF in order to enter into a definitive merger agreement to be acquired by a third party (referred to above as a “superior proposal termination event”), which would include a definitive agreement with respect to the Comcast Proposal, or following a change in recommendation by the 21CF Board of Directors or (ii) (A) the termination of the Disney Merger Agreement because it has not been consummated by December 13, 2018, which may be extended for two six-month periods by 21CF or Disney under certain conditions, because of an uncured material breach by 21CF or because the 21CF stockholders do not adopt the Disney Merger Agreement at the Special Meeting, (B) at the time of the event giving rise to termination any third party (including Comcast) has made a proposal publicly to acquire 21CF or any of its subsidiaries, and (C) 21CF and a third party subsequently consummate or enter into a definitive agreement with respect to more than 50% of the consolidated total assets of 21CF within 12 months of termination of the Disney Merger Agreement.

The foregoing description of the Disney Merger Agreement is qualified in its entirety by reference to the full text of the Disney Merger Agreement which is included as Annexes A and B to the Disney/21CF Proxy Statement/Prospectus. The Disney/21CF Proxy Statement/Prospectus also contains a more detailed summary of the terms of the Disney Merger Agreement and additional related documents.

WE ARE SOLICITING PROXIES FROM 21CF STOCKHOLDERS TO VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND THE OTHER SPECIAL MEETING PROPOSALS. WE BELIEVE OUR $35.00 PER SHARE ALL-CASH PROPOSAL IS A SUPERIOR ALTERNATIVE FOR 21CF STOCKHOLDERS BECAUSE IT PROVIDES GREATER AND MORE CERTAIN FINANCIAL VALUE THAN THE PROPOSED DISNEY TRANSACTIONS. IF YOU WANT TO PRESERVE YOUR OPPORTUNITY TO ACCEPT OUR SUPERIOR PROPOSAL, VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND THE

OTHER SPECIAL MEETING PROPOSALS BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY OR VOTING BY INTERNET OR TELEPHONE.

CERTAIN INFORMATION REGARDING COMCAST

Comcast is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal. Comcast was incorporated under the laws of Pennsylvania in December 2001. Through Comcast’s predecessors, Comcast has developed, managed and operated cable systems since 1963. Through transactions in 2011 and 2013, Comcast acquired NBCUniversal. The principal executive offices of Comcast are located at One Comcast Center, 1701 John F. Kennedy Boulevard, Philadelphia, Pennsylvania 19103-2838 (telephone number (215) 286-1700).

Comcast presents its operations for Comcast Cable in one reportable business segment, referred to as Cable Communications, and its operations for NBCUniversal in four reportable business segments: Cable Networks, Broadcast Television, Filmed Entertainment and Theme Parks.

•	Cable Communications: Consists of the operations of Comcast Cable, which is one of the nation’s largest providers of video, high-speed Internet, voice services , and security and automation services to residential customers under the XFINITY brand; Comcast also provides these and other services to business customers and sells advertising.

•	Cable Networks: Consists primarily of NBCUniversal’s national cable networks that provide a variety of entertainment, news and information, and sports content, regional sports and news networks, international cable networks, cable television studio production operations, and various digital properties.

•	Broadcast Television: Consists primarily of the NBC and Telemundo broadcast networks, NBC and Telemundo owned local broadcast television stations, the NBC Universo national cable network, NBCUniversal broadcast television studio production operations, and various digital properties.

•	Filmed Entertainment: Consists primarily of the operations of Universal Pictures, which produces, acquires, markets and distributes filmed entertainment worldwide; NBCUniversal’s films are also produced under the Illumination, DreamWorks Animation and Focus Features names.

Theme Parks: Consists primarily of our Universal theme parks in Orlando, Florida; Hollywood, California; and Osaka, Japan.

Comcast’s other business interests consist primarily of Comcast Spectacor, which owns the Philadelphia Flyers and the Wells Fargo Center arena in Philadelphia, Pennsylvania, and its wireless phone service, which was launched in mid-2017.

The names of the directors and executive officers of Comcast who may be considered to be participants in this proxy solicitation and certain other information are set forth in Schedule I hereto. None of Comcast or any of the participants set forth on Schedule I hereto has any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposed Disney Transactions.

On April 13, 2018, Comcast purchased 1,000 shares of Class B Common Stock on the open market for an average purchase price of $36.325 per share of Class B Common Stock, which represents less than one percent of the outstanding Shares. Other than as set forth herein, none of Comcast or any of the participants set forth in Schedule I beneficially owns or has a right to acquire any Shares or any other equity securities of 21CF.

Comcast estimates that it will need approximately $66 billion to purchase the Shares pursuant to the Comcast Proposal and to pay related costs and expenses. Comcast expects to obtain the necessary funds from cash on hand and anticipated borrowings. Consummation of the Comcast Proposal would not be conditioned upon any financing arrangements or subject to a financing condition. Comcast has received letters from each of Merrill Lynch Pierce Fenner & Smith, Incorporated and Wells Fargo Securities, LLC stating that they are highly confident in their ability to arrange the debt financing, subject to customary conditions, required to consummate the Comcast Proposal.

OTHER PROPOSALS TO BE PRESENTED AT THE SPECIAL MEETING

In addition to soliciting proxies for the Disney Merger Agreement Proposal, the 21CF Board is also soliciting proxies for the Special Meeting for the Disney Distribution Merger Proposal, the 21CF Charter Amendment Proposals, the Adjournment Proposal and the Compensation Proposal. Because these other Special Meeting Proposals are designed to facilitate the approval of the Proposed Disney Transactions and the adoption of the Disney Merger Agreement, Comcast recommends voting “AGAINST” the all of the Special Meeting Proposals. YOU CAN CAST YOUR VOTE WITH RESPECT TO ALL OF THE SPECIAL MEETING PROPOSALS ON OUR GOLD PROXY CARD. WE URGE YOU NOT TO RETURN ANY PROXY CARD THAT YOU RECEIVE FROM 21CF. Other than as set forth above, Comcast is not currently aware of any other proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the GOLD proxy card will abstain from voting on such proposals unless such proposals adversely affect the interests of Comcast as determined by Comcast in its sole discretion, consistent with Rule 14a-(4)(c)(3) promulgated under the Exchange Act, in which event such persons will vote on such proposals in their discretion.

VOTING PROCEDURES

According to the Disney/21CF Proxy Statement/Prospectus, as of the Record Date, there were 798,520,953 shares of Class B Common Stock outstanding held by approximately 6,507 holders of record and 1,054,032,541 shares of Class A Common Stock outstanding held by approximately 29,073 holders of record, all of whom are entitled to vote at the Special Meeting. As of the date of this Proxy Statement, Comcast beneficially owns 1,000 shares of Class B Common Stock, representing less than one percent of the outstanding Shares, which were acquired in open market transactions prior to the Record Date.

Under 21CF’s by-laws, the presence, in person or represented by proxy, of a majority in voting power of all outstanding Shares entitled to vote at the Special Meeting shall constitute a quorum for purposes of the Disney Merger Agreement Proposal and the Disney Distribution Merger Proposal. The presence, in person or represented by proxy, of a majority in voting power of all outstanding shares of Class B Common Stock entitled to vote at the Special Meeting shall constitute a quorum for purposes of the 21CF Charter Amendment Proposals, the Adjournment Proposal and the Compensation Proposal. Abstentions are considered present for purposes of establishing a quorum. A quorum is necessary to transact business at the Special Meeting.

If your Shares are registered directly in your name with the transfer agent of 21CF, Computershare Trust Company, N.A., you are considered, with respect to those Shares, the stockholder of record. If your Shares are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of Shares held in “street name”. In that case, this Proxy Statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those Shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your Shares by following their instructions for voting.

Under the rules of the Nasdaq Global Select Market, banks, brokerage firms or other nominees who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters such as the Disney Merger Agreement Proposal, the Disney Distribution Merger Proposal, the 21CF Charter Amendment Proposals, the Adjournment Proposal and the Compensation Proposal. As a result, absent specific instructions from the beneficial owner of such Shares, banks, brokerage firms and other nominees are not empowered to vote those Shares on any of the Special Meeting Proposals at the Special Meeting. A so-called “broker non-vote” results when banks, brokerage firms and other nominees return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares.

Approval of each of the Disney Merger Agreement Proposal and the Disney Distribution Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. For adoption of each of the Disney Merger Agreement Proposal and the Disney Distribution Merger Proposal, votes to abstain will not be counted as votes cast in favor of the adoption of either such proposal, but will count for purposes of determining whether a quorum is present. If you fail to submit a valid proxy or to vote in person at the Special Meeting or if you vote to abstain in connection with either such proposal, it will have the same effect as a vote “AGAINST” the Disney Merger Agreement Proposal, or the Disney Distribution Merger Proposal, as applicable.

Approval of the 21CF Charter Amendment Proposals each require the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock entitled to vote thereon. For purposes of each of the 21CF Charter Amendment Proposals, if your shares of Class B Common Stock are present at the Special Meeting but are not voted on either of the 21CF Charter Amendment Proposals, or if you vote to abstain on either of the 21CF Charter Amendment Proposals, this will have the same effect as a vote “AGAINST” the applicable 21CF charter amendment proposal. Votes to abstain will not be counted as votes cast in favor of the 21CF Charter Amendment Proposals, but will count for purposes of determining whether a quorum is present. If you fail to submit a valid proxy or to vote in person at the Special Meeting or if you vote to abstain in connection with the either of the 21CF Charter Amendment Proposals, it will have the same effect as a vote “AGAINST” the relevant 21CF Charter Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of votes cast thereon by the holders of shares of Class B Common Stock entitled to vote thereon. For purposes of the Adjournment Proposal, if your shares of Class B Common Stock are present at the Special Meeting but are not voted on the Adjournment Proposal, or if you fail to submit a proxy or to vote in person at the Special Meeting, as applicable, the shares of Class B Common Stock held by you or your bank, brokerage firm or other nominee will not be counted in respect of, and will not have an effect on, the vote to adjourn the Special Meeting.

Approval of the Compensation Proposal requires the affirmative vote of a majority of votes cast thereon by holders of shares of Class B Common Stock entitled to vote thereon. For purposes of the Compensation Proposal, if your shares of Class B Common Stock are present at the Special Meeting but are not voted on the Compensation Proposal, or if you have given a proxy and abstained on the Compensation Proposal, or if you fail to submit a proxy or to vote in person at the Special Meeting, as applicable, the shares of Class B Common Stock held by you or your bank, brokerage firm or other nominee will not be counted in respect of, and will not have an effect on, the Compensation Proposal. Approval of this proposal is not a condition to completion of the Proposed Disney Transactions, and the vote with respect to this proposal is advisory only and will not be binding on 21CF or any other parties involved in the Proposed Disney Transactions. If the Proposed Disney Transactions are completed, the transactions-related executive compensation may be paid to 21CF’s named executive officers to the extent payable in accordance with the terms of the compensation arrangements even if 21CF stockholders fail to approve, by non-binding, advisory vote, the Compensation Proposal.

21CF stockholders may abstain from voting on any or all of the Special Meeting Proposals or may vote for or against any or all of the proposals by internet or telephone or by marking the proper box on the GOLD proxy card and signing, dating and returning it promptly in the enclosed postage-paid envelope.

21CF Class A Stockholders: Regardless of the method you choose to vote, the individuals named on the enclosed GOLD proxy card will vote your Shares in the way that you indicate. You may specify whether your shares of Class A Common Stock should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on the Disney Merger Agreement Proposal and the Distribution Merger Proposal. If you properly sign your GOLD proxy card but do not mark the boxes showing how your Class A Common Stock should be voted on a matter, the shares of Class A Common Stock represented by your properly signed proxy will be voted “AGAINST” the Disney Merger Agreement Proposal and “AGAINST” the Distribution Merger Proposal, as these proposals relate to the Proposed Disney Transactions, which we oppose.

21CF Class B Stockholders: Regardless of the method you choose to vote, the individuals named on the enclosed GOLD proxy card will vote your Shares in the way that you indicate. You may specify whether your shares of Class B Common Stock should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on the Disney Merger Agreement Proposal, the Distribution Merger Proposal, the Hook Stock Charter Proposal, the Stock Split Charter Amendment Proposal, the Adjournment Proposal and the Compensation Proposal. If you properly sign your GOLD proxy card but do not mark the boxes showing how your Class B Common Stock should be voted on a matter, the shares of Class B Common Stock represented by your properly signed proxy will be voted “AGAINST” the Disney Merger Agreement Proposal, “AGAINST” the Distribution Merger Proposal, “AGAINST” the Hook Stock Charter Proposal, “AGAINST” the Stock Split Charter Amendment Proposal, “AGAINST” the Adjournment Proposal and “AGAINST” the Compensation Proposal, as these proposals relate to the Proposed Disney Transactions, which we oppose.

Should other proposals be brought before the Special Meeting, the persons named on the GOLD proxy card will abstain from voting on such proposals unless such proposals adversely affect the interests of Comcast as determined by Comcast in its sole discretion, consistent with Rule 14a-(4)(c)(3) promulgated under the Exchange Act, in which event such persons will vote on such proposals in their discretion.

Only 21CF stockholders (or their duly appointed proxies) of record on the Record Date are eligible to vote in person or submit a proxy.

WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEW CLEAR TO THE 21CF BOARD BY VOTING TODAY “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND THE OTHER SPECIAL MEETING PROPOSALS BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. A VOTE AGAINST THE DISNEY MERGER AGREEMENT PROPOSAL WILL NOT OBLIGATE YOU TO VOTE YOUR SHARES IN FAVOR OF ANY DEFINITIVE AGREEMENT PROVIDING FOR THE COMCAST PROPOSAL.

YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON, BY SUBMITTING A DULY EXECUTED, LATER DATED PROXY BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD OR BY SUBMITTING A WRITTEN NOTICE OF REVOCATION TO EITHER (A) COMCAST, CARE OF MACKENZIE PARTNERS, INC., 1407 BROADWAY, 27TH FLOOR, NEW YORK, NEW YORK 10018, OR (B) THE PRINCIPAL

EXECUTIVE OFFICES OF 21CF AT 1211 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10036. A REVOCATION MAY BE IN ANY WRITTEN FORM VALIDLY SIGNED BY THE RECORD HOLDER AS LONG AS IT CLEARLY STATES THAT THE PROXY PREVIOUSLY GIVEN IS NO LONGER EFFECTIVE. STOCKHOLDERS WHO HOLD THEIR SHARES IN A BANK OR BROKERAGE ACCOUNT WILL NEED TO NOTIFY THE PERSON RESPONSIBLE FOR THEIR ACCOUNT TO REVOKE OR WITHDRAW PREVIOUSLY GIVEN INSTRUCTIONS. WE REQUEST THAT A COPY OF ANY REVOCATION SENT TO 21CF OR ANY REVOCATION NOTIFICATION SENT TO THE PERSON RESPONSIBLE FOR A BANK OR BROKERAGE ACCOUNT ALSO BE SENT TO COMCAST, CARE OF MACKENZIE PARTNERS, INC., AT THE ADDRESS BELOW SO THAT COMCAST MAY DETERMINE IF AND WHEN PROXIES HAVE BEEN RECEIVED FROM THE HOLDERS OF RECORD ON THE RECORD DATE NECESSARY TO APPROVE THE SPECIAL MEETING PROPOSALS. UNLESS REVOKED IN THE MANNER SET FORTH ABOVE, SUBJECT TO THE FOREGOING, DULY EXECUTED PROXIES IN THE FORM ENCLOSED WILL BE VOTED AT THE SPECIAL MEETING AS SET FORTH ABOVE.

BY EXECUTING THE GOLD PROXY CARD, YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

If you have any questions or require any assistance in voting your Shares, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Toll Free: at (800) 322-2885
Email: comcast@mackenziepartners.com

APPRAISAL RIGHTS

21CF stockholders are not entitled to appraisal rights in connection with the Proposed Disney Transactions.

SOLICITATION OF PROXIES

Except as set forth below, Comcast will not pay any fees or commissions to any broker, dealer, commercial bank, trust company or other nominee for the solicitation of proxies in connection with this solicitation.

Proxies will be solicited by mail, telephone, facsimile, telegraph, the internet, e-mail, newspapers and other publications of general distribution and in person. Directors, officers and certain employees of Comcast and the other potential participants listed on Schedule I hereto may assist in the solicitation of proxies without any additional remuneration (except as otherwise set forth in this Proxy Statement).

Comcast has retained MacKenzie Partners, Inc. (“MacKenzie”) for solicitation and advisory services in connection with the Special Meeting, for which MacKenzie is to receive aggregate fees of approximately $[ • ] plus certain customary fees and expenses. Up to approximately 50 people may be employed by MacKenzie in connection with the solicitation of proxies for the Special Meeting. Comcast has also agreed to reimburse MacKenzie for out-of-pocket expenses and to indemnify MacKenzie against certain liabilities and expenses, including reasonable legal fees and related charges. MacKenzie will solicit proxies for the Special Meeting from individuals, brokers, banks, bank nominees and other institutional holders. The entire expense of soliciting proxies for the Special Meeting by or on behalf of Comcast is being borne by Comcast.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact MacKenzie at the address or phone number specified above.

FORWARD-LOOKING STATEMENTS

This document contains statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this document may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved.

Although Comcast believes that the expectations reflected in such forward-looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the SEC. The forward-looking statements contained in this document should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this document will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OTHER INFORMATION

The information concerning 21CF, Disney and the Proposed Disney Transactions contained herein has been taken from, or is based upon, publicly available documents filed with the SEC by 21CF and Disney and other publicly available information. Although Comcast has no knowledge that would indicate that statements relating to 21CF, Disney or the Proposed Disney Transactions contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date it has not had access to the books and records of 21CF, was not involved in the preparation of such information and statements and is not in a position to verify any such information or statements. Accordingly, Comcast does not take any responsibility for the accuracy or completeness of such information or for any failure by 21CF to disclose events that may have occurred and may affect the significance or accuracy of any such information.

Pursuant to Rule 14a-5 promulgated under the Exchange Act, reference is made to the Disney/21CF Proxy Statement/Prospectus for information concerning the Disney Merger Agreement, the Proposed Disney Transactions, financial information regarding Disney, 21CF and the proposed combination of Disney and 21CF, the proposals to be voted upon at the Special Meeting, the Shares, the beneficial ownership of Shares by the principal holders thereof, other information concerning 21CF’s management, the procedures for submitting proposals for consideration at the next annual meeting of stockholders of 21CF and certain other matters regarding 21CF and the Special Meeting.

THIS PROXY STATEMENT RELATES SOLELY TO THE SOLICITATION OF PROXIES WITH RESPECT TO THE PROPOSED DISNEY TRANSACTIONS AND IS NOT A SOLICITATION OF PROXIES WITH RESPECT TO THE COMCAST PROPOSAL OR AN OFFER TO SELL 21CF SHARES, COMCAST SHARES OR ANY OTHER SECURITIES.

VOTE “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL, THE DISNEY DISTRIBUTION MERGER PROPOSAL, THE 21CF CHARTER AMENDMENT PROPOSALS, THE ADJOURNMENT PROPOSAL AND THE COMPENSATION PROPOSAL, BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF YOUR PROXY CARD IS MAILED IN THE UNITED STATES. WE URGE YOU TO VOTE TODAY BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.

DO NOT RETURN ANY PROXY CARD THAT YOU RECEIVE FROM 21CF. EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD FURNISHED BY 21CF, YOU HAVE THE RIGHT AND IT IS NOT TOO LATE TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR BY SIMPLY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. ONLY YOUR LATEST-DATED PROXY COUNTS.

WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEW CLEAR TO THE 21CF BOARD BY VOTING TODAY “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL AND THE OTHER SPECIAL MEETING PROPOSALS, BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. A VOTE AGAINST THE DISNEY MERGER AGREEMENT PROPOSAL WILL NOT OBLIGATE YOU TO VOTE FOR ANY DEFINITIVE AGREEMENT PROVIDING FOR THE COMCAST PROPOSAL.

IF A 21CF STOCKHOLDER RETURNS A GOLD PROXY CARD THAT IS SIGNED, DATED AND NOT MARKED WITH RESPECT TO A PROPOSAL, THAT STOCKHOLDER WILL BE DEEMED TO HAVE VOTED “AGAINST” THE DISNEY MERGER AGREEMENT PROPOSAL, THE DISNEY DISTRIBUTION MERGER PROPOSAL, THE 21CF CHARTER AMENDMENT PROPOSALS, THE ADJOURNMENT PROPOSAL AND THE COMPENSATION PROPOSAL BECAUSE THESE PROPOSALS RELATE TO THE PROPOSED DISNEY TRANSACTIONS, WHICH WE OPPOSE.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Comcast Corporation

June 13, 2018

IMPORTANT VOTING INFORMATION

1. If your Shares are held in your own name, please sign, date and return the enclosed GOLD proxy card to Comcast, care of MacKenzie Partners, Inc., in the postage-paid envelope provided.

2. If your Shares are held in “street-name,” only your broker, bank or other nominee can vote your Shares and only upon receipt of your specific instructions. If your Shares are held in “street-name,” deliver the enclosed GOLD proxy card to your broker, bank or other nominee, or contact the person responsible for your account to vote on your behalf and to ensure that a GOLD proxy card is submitted on your behalf. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Comcast, care of MacKenzie Partners, Inc., 1407 Broadway, 27th Floor, New York, New York 10018, so that Comcast will be aware of all instructions given and can attempt to ensure that such instructions are followed.

3. Do not sign or return any proxy card you may receive from 21CF. If you have already submitted a proxy card, it is not too late to change your vote — simply sign, date and return the GOLD proxy card. Only your latest dated proxy will be counted.

4. Only the 21CF stockholders of record on May 29, 2018 are entitled to vote at the Special Meeting. We urge each stockholder to ensure that the holder of record of his or her Share(s) signs, dates, and returns the enclosed GOLD proxy card as soon as possible.

If you have any questions or require any assistance in voting your Shares, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Toll Free: at (800) 322-2885
Email: comcast@mackenziepartners.com

SCHEDULE I
INFORMATION CONCERNING DIRECTORS AND OFFICERS OF COMCAST WHO MAY BE PARTICIPANTS AND INTERESTS OF POTENTIAL PARTICIPANTS

Directors and Officers of Comcast and Other Persons Who May Be Participants

The following table sets forth the name of each director and officer of Comcast who may be a participant in the solicitation. Unless otherwise indicated, the current business address of each person is One Comcast Center, 1701 John F. Kennedy Boulevard, Philadelphia, PA 19103.

BOARD OF DIRECTORS

Name
Kenneth J. Bacon	Jeffrey A. Honickman
Madeline S. Bell	Maritza G. Montiel
Sheldon M. Bonovitz	Asuka Nakahara
Edward D. Breen	David C. Novak
Gerald L. Hassell	Brian L. Roberts

EXECUTIVE OFFICERS

Name	Present Position with Comcast
Brian L. Roberts	Chairman and Chief Executive Officer, Comcast Corporation
Michael J. Cavanagh	Senior Executive Vice President and Chief Financial Officer, Comcast Corporation
Stephen B. Burke	Senior Executive Vice President, Comcast Corporation; Chief Executive Officer, NBCUniversal
David L. Cohen	Senior Executive Vice President, Comcast Corporation
David N. Watson	Senior Executive Vice President, Comcast Corporation; President and Chief Executive Officer, Comcast Cable Communications
Arthur R. Block	Executive Vice President, General Counsel and Secretary, Comcast Corporation
Daniel C. Murdock	Senior Vice President, Chief Accounting Officer and Controller, Comcast Corporation

Interests of Potential Participants

No person or entity listed above has a substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon pursuant to the Proxy Statement.

SCHEDULE II
SECURITY OWNERSHIP OF TWENTY-FIRST CENTURY FOX, INC. PRINCIPAL
STOCKHOLDERS AND MANAGEMENT

The following tables are printed from 21CF’s Definitive Proxy Statement filed with the SEC on September 28, 2017.

The following table sets forth the beneficial ownership of both Class A Common Stock and Class B Common Stock as of September 18, 2017 for the following: (i) each person who is known by 21CF to own beneficially more than 5% of the outstanding shares of Class B Common Stock; (ii) each member of the 21CF Board; (iii) each named executive officer of 21CF; and (iv) all directors and executive officers of 21CF as a group.

	Common Stock Beneficially Owned(1)
	Number of Shares Beneficially Owned		Option Shares(3)	Percent of Class(4)
Name(2)	Non-Voting Class A Common Stock(5)	Voting Class B Common Stock(6)	Non-Voting Class A Common Stock	Non-Voting Class A Common Stock	Voting Class B Common Stock(6)
Murdoch Family Trust(7) c/o McDonald Carano Wilson LLP 100 W. Liberty Street 10th Floor Reno, NV 89501	57,000	306,623,480	—	*	38.4%
Volpe Velox, L.P. (ValueAct)(8) One Letterman Drive, Building D, Fourth Floor San Francisco, CA 94129	—	53,326,334	—	—	6.7%
K. Rupert Murdoch(9)	8,838,376	310,889,598	—	*	38.9%
Lachlan K. Murdoch	5,307	5,857	—	*	*
Delphine Arnault	19,714	—	—	*	—
James W. Breyer	62,714	—	—	*	—
Chase Carey(10)	647,084	—	—	*	—

	Common Stock Beneficially Owned(1)
	Number of Shares Beneficially Owned		Option Shares(3)	Percent of Class(4)
Name(2)	Non-Voting Class A Common Stock(5)	Voting Class B Common Stock(6)	Non-Voting Class A Common Stock	Non-Voting Class A Common Stock	Voting Class B Common Stock(6)
David F. DeVoe	4,080	—	—	*	—
Viet Dinh	19,714	1,010	—	*	*
Sir Roderick I. Eddington	154,484	—	—	*	—
James R. Murdoch(11)	2,052,139	1,644	—	*	*
John P. Nallen	259,057	—	—	*	—
Jacques Nasser	19,714	—	—	*	—
Robert S. Silberman	19,714	15,000	—	*	*
Tidjane Thiam	17,917	—	—	*	—
Jeffrey W. Ubben(12)	12,645	53,326,334	—	*	6.7%
Gerson Zweifach	146,735	—	—	*	—
All current directors and executive officers as a group (15 members)	12,279,394	364,239,443	—	1.2%	45.6%

*	Represents beneficial ownership of less than one percent of the issued and outstanding Class A Common Stock or Class B Common Stock, as applicable, on September 18, 2017.

(1)	This table does not include, unless otherwise indicated, any shares of Class A Common Stock or any shares of Class B Common Stock or other equity securities of 21CF that may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees.

(2)	The address for all directors and executive officers of 21CF is c/o 21st Century Fox, 1211 Avenue of the Americas, New York, New York 10036.

(3)	No options are outstanding.

(4)	Applicable percentage of ownership is based on 1,054,008,837 shares of Class A Common Stock and 798,520,953 shares of Class B Common Stock outstanding as of September 18, 2017, for such stockholder or group of stockholders, as applicable.

(5)	Beneficial ownership of Class A Common Stock includes for the following directors stock-settled Deferred Stock Units (“DSUs”) which are paid in Class A Common Stock as of the first trading day of the quarter five years following the date of grant or as of the date of the Director’s end of service: 19,714 DSUs held by each of Ms. Arnault, Sir Roderick Eddington and Messrs. Breyer, Dinh, Nasser and Silberman; 4,851 DSUs held by Mr. L.K. Murdoch; 17,917 DSUs held by Mr. Thiam; and 12,645 DSUs held by Mr. Ubben.

(6)	Beneficial ownership of Class B Common Stock as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act. Unless otherwise indicated, beneficial ownership of Class B Common Stock represents both sole voting and sole investment power.

(7)	Beneficial ownership of the Class A Common Stock is as of November 10, 2008 as reported on Form 4 filed with the SEC on November 13, 2008. Beneficial Ownership of Class B Common Stock is as of December 31, 2014, as reported on Schedule 13G/A filed with the SEC on February 13, 2015. Cruden Financial Services LLC, a Delaware limited liability company (“Cruden Financial Services”), the corporate trustee of the Murdoch Family Trust, has the power to vote and to dispose or direct the vote and disposition of the reported Class B Common Stock. In addition, Cruden Financial Services has the power to exercise the limited vote and to dispose or direct the limited vote and disposition of the reported Class A Common Stock. As a result of Mr. K.R. Murdoch’s ability to appoint certain members of the board of directors of Cruden Financial Services, Mr. K.R. Murdoch may be deemed to be a beneficial owner of the shares beneficially owned by the Murdoch Family Trust. Mr. K.R. Murdoch, however, disclaims any beneficial ownership of such shares. Some of the Murdoch Family Trust’s shares of the Class A Common Stock and Class B Common Stock may be pledged from time to time to secure loans with certain banks.

(8)	Beneficial ownership of Class B Common Stock is as reported on a Form 4 jointly filed with the SEC on July 5, 2017 by Mr. Ubben, Volpe Velox, L.P., Volpe Velox, LLC, ValueAct Holdings, L.P., ValueAct Capital Master Fund, L.P., VA Partners I, LLC, ValueAct Capital Management, L.P. ValueAct Capital Management, LLC and ValueAct Holdings GP, LLC.

(9)	Beneficial ownership reported includes 57,000 shares of Class A Common Stock and 306,623,480 shares of Class B Common Stock beneficially owned by the Murdoch Family Trust. Mr. K.R. Murdoch may be deemed to be a beneficial owner of the shares beneficially owned by the Murdoch Family Trust. Mr. K.R. Murdoch, however, disclaims any beneficial ownership of such shares. Beneficial ownership reported also includes 4,250,000 shares of Class B Common Stock held by the K. Rupert Murdoch 2004 Revocable Trust of which Mr. K.R. Murdoch holds a beneficial and trustee interest. Beneficial ownership also includes 8,729,432 shares of Class A Common Stock held by the GCM Trust that is administered by independent trustees for the benefit of Mr. K.R. Murdoch’s minor children; however, Mr. K.R. Murdoch disclaims beneficial ownership of such shares.

(10)	Beneficial ownership reported includes 85,520 shares of Class A Common Stock held by the Charles G. Carey 2002 Trust of which Mr. Carey holds a beneficial and trustee interest.

(11)	Beneficial ownership reported includes 1,998,701 shares of Class A Common Stock held by the JRM Family Trust which is administered by an independent trustee for the benefit of Mr. J.R. Murdoch and his immediate family.

(12)	Under an agreement with the members of the ValueAct Capital group, Mr. Ubben is deemed to hold his DSUs for the benefit of the investors of ValueAct Capital Master Fund, L.P. and indirectly for (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. Beneficial ownership reported includes 53,326,334 shares of Class B Common Stock directly beneficially owned by Volpe Velox, L.P. that may be deemed to be indirectly beneficially owned by (i) Volpe Velox, LLC as General Partner of Volpe Velox, L.P., and (ii) Mr. Ubben as the Managing Member of Volpe Velox, LLC. ValueAct Capital Master Fund, L.P. is the sole limited partner of Volpe Velox, L.P. To the extent that ValueAct Capital Master Fund, L.P. is deemed to be a beneficial owner of securities of 21CF held by Volpe Velox, L.P., such interests may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. Mr. Ubben is a member of the management board of ValueAct Holdings GP, LLC. Mr. Ubben and each of the ValueAct Capital group entities listed herein may be deemed to be members of a “group” for purposes of the Exchange Act, and each such person disclaims beneficial ownership of any securities deemed to be owned by the group that are not directly owned by the person.

IMPORTANT

If your Shares are held in your own name, please use the GOLD proxy card to vote by Internet or telephone or sign, date and return the enclosed GOLD proxy card today. If your Shares are held in “street-name,” only your broker, bank or other nominee can vote your Shares and only upon receipt of your specific instructions. Please return the enclosed GOLD voting instruction form to your broker, bank or other nominee and contact the person responsible for your account to ensure that a GOLD proxy card is voted on your behalf. If your broker, bank or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions to do so will be included on the enclosed GOLD voting instruction form.

We urge you not to sign or return any proxy card you may receive from 21CF, even as a protest vote against the Proposed Disney Transactions.

If you have any questions or require any assistance in voting your Shares, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Toll Free: at (800) 322-2885
Email: comcast@mackenziepartners.com

TWENTY-FIRST CENTURY FOX, INC.

GOLD Proxy Card

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 P.M. Eastern Time the day before the Special Meeting date.

Vote by Internet – www.cesvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you access the website and follow the instructions.

OR

Vote by Telephone – 1-888-693-8683

Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you call and then follow the instructions.

OR

Vote by Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Comcast Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

CONTROL NUMBER

ê If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. ê

COMCAST CORPORATION RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSALS 1 AND 2. THE BOARD OF DIRECTORS OF TWENTY-FIRST CENTURY FOX, INC. IS NOT SOLICITING THIS PROXY

1.	A proposal to adopt the Agreement and Plan of Merger, dated as of December 13, 2017, as amended as of May 7, 2018 and as may be further amended from time to time, by and among Twenty-First Century Fox, Inc. (“21CF”), a Delaware corporation, The Walt Disney Company (“Disney”), a Delaware corporation, TWC Merger Enterprises 2 Corp., a Delaware corporation and a wholly owned subsidiary of Disney, and TWC Merger Enterprises I, LLC, a Delaware limited liability company and a wholly owned subsidiary of Disney (the “Disney Merger Agreement Proposal”); and

2.	A proposal to adopt the Distribution Agreement and Plan of Merger, dated as of May 7, 2018, as it may be amended from time to time, by and between 21CF and 21CF Distribution Merger Sub, Inc., a Delaware corporation (the “Disney Distribution Merger Proposal”).

AGAINST	ABSTAIN	FOR
☐	☐	☐

AGAINST	ABSTAIN	FOR
☐	☐	☐

Stockholder Signature	Date

Stockholder (Joint Owner) Signature	Date

NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE

If you have any questions, or require assistance with voting your shares please contact MacKenzie Partners, Inc. at

1-800-322-2885 or 212-929-5500

ê TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN ê THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

GOLD PROXY CARD

TWENTY-FIRST CENTURY FOX, INC.

THIS PROXY IS SOLICITED BY COMCAST CORPORATION IN OPPOSITION TO

THE PROPOSED ACQUISITION OF TWENTY-FIRST CENTURY FOX, INC. BY THE WALT DISNEY COMPANY

The undersigned, a holder of record of shares of Class A common stock, par value $0.01 per share (the “Shares”), of Twenty-First Century Fox, Inc. (the “Company”) acknowledges receipt of the Proxy Statement of Comcast Corporation, dated June [●], 2018, and the undersigned revokes all prior proxies delivered in connection with the Special Meeting of Stockholders of the Company to adopt the Agreement and Plan of Merger, dated as of December 13, 2017, as amended by Amendment No. 1 dated as of May 7, 2017, and as may be subsequently amended (the “Disney Merger Agreement”) by and among the Company, Disney and TWC Merger Enterprises 2 Corp and TWC Merger Enterprises 1, LLC, and all other matters related to the Disney Merger Agreement including those set forth below and appoints Arthur R. Block, David L. Cohen and Daniel H. Burch, or each of them, with full power of substitution, proxies for the undersigned to vote all Shares of the Company which the undersigned would be entitled to vote at the Special Meeting and any adjournments, postponements or reschedulings thereof, and instructs said proxies to vote as follows.

EXCEPT AS PROVIDED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATIONS ARE MADE AND YOU HAVE SIGNED AND DATED THIS PROXY CARD, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS AT THE SPECIAL MEETING. SHOULD OTHER PROPOSALS BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES WILL ABSTAIN FROM VOTING ON SUCH PROPOSALS UNLESS SUCH PROPOSALS ADVERSELY AFFECT THE INTERESTS OF COMCAST AS DETERMINED BY COMCAST IN ITS SOLE DISCRETION, CONSISTENT WITH RULE 14A-4(C)(3) OF THE EXCHANGE ACT, IN WHICH EVENT SUCH PERSONS NAMED AS PROXIES WILL VOTE ON SUCH PROPOSALS IN THEIR DISCRETION. THIS PROXY WILL REVOKE (OR BE USED BY THE PERSONS NAMED AS PROXIES TO REVOKE) ANY PRIOR PROXY DELIVERED IN CONNECTION WITH THE PROPOSALS LISTED BELOW TO THE EXTENT IT IS VOTED AT THE SPECIAL MEETING AS STIPULATED BELOW.

BY EXECUTING THE GOLD CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

(Continued and to be signed on the reverse side)

TWENTY-FIRST CENTURY FOX, INC.

GOLD Proxy Card

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 P.M. Eastern Time the day before the Special Meeting date.

Vote by Internet – www.cesvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you access the website and follow the instructions.

OR

Vote by Telephone – 1-888-693-8683

Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you call and then follow the instructions.

OR

Vote by Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Comcast Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

CONTROL NUMBER

ê If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. ê

COMCAST CORPORATION RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSALS 1, 2, 3, 4, 5 AND 6.

THE BOARD OF DIRECTORS OF TWENTY-FIRST CENTURY FOX, INC. IS NOT SOLICITING THIS PROXY

1.	A proposal to adopt the Agreement and Plan of Merger, dated as of December 13, 2017, as amended as of May 7, 2018 and as may be further amended from time to time, by and among Twenty-First Century Fox, Inc. (“21CF”), a Delaware corporation, The Walt Disney Company (“Disney”), a Delaware corporation, TWC Merger Enterprises 2 Corp., a Delaware corporation and a wholly owned subsidiary of Disney, and TWC Merger Enterprises I, LLC, a Delaware limited liability company and a wholly owned subsidiary of Disney (the “Disney Merger Agreement Proposal”);

❑ AGAINST      ❑ ABSTAIN      ❑ FOR

2.	A proposal to adopt the Distribution Agreement and Plan of Merger, dated as of May 7, 2018, as it may be amended from time to time, by and between 21CF and 21CF Distribution Merger Sub, Inc., a Delaware corporation (the “Disney Distribution Merger Proposal”);

❑ AGAINST      ❑ ABSTAIN      ❑ FOR

3.	A proposal to approve an amendment to the Restated Certificate of Incorporation of 21CF (referred to as the “21CF charter”) with respect to the hook stock shares as described in the definitive proxy statement/prospectus filed by each of 21CF and Disney with the United States Securities and Exchange Commission on May 30, 2018 and the proposed certificate of amendment to the 21CF charter contained therein (the “Hook Stock Charter Amendment Proposal”);

❑ AGAINST      ❑ ABSTAIN      ❑ FOR

4.	A proposal to approve an amendment to the 21CF charter with respect to the subdivision of the issued and outstanding shares of 21CF as described in the definitive proxy statement/prospectus filed by each of 21CF and Disney with the United States Securities and Exchange Commission on May 30, 2018 and the proposed certificate of amendment to the 21CF charter contained therein (the “Stock Split Charter Amendment Proposal” and, together with the Hook Stock Charter Amendment Proposal, the “21CF Charter Amendment Proposals”);

❑ AGAINST      ❑ ABSTAIN      ❑ FOR

5.	A proposal to approve adjournments of the 21CF special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the 21CF special meeting to approve the Disney Merger Agreement Proposal, the Disney Distribution Merger Proposal or the 21CF Charter Amendment Proposals (the “Adjournment Proposal”); and

❑ AGAINST      ❑ ABSTAIN      ❑ FOR

6.	A proposal to approve, by non-binding, advisory vote, certain compensation that may be paid or become payable to 21CF’s named executive officers in connection with the Proposed Disney Transactions and the agreements and understandings pursuant to which such compensation may be paid or become payable (the “Compensation Proposal”).

❑ AGAINST      ❑ ABSTAIN      ❑ FOR

Stockholder Signature	Date

Stockholder (Joint Owner) Signature	Date

NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE

If you have any questions, or require assistance with voting your shares please contact MacKenzie Partners, Inc. at

1-800-322-2885 or 212-929-5500

ê TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN ê THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

GOLD PROXY CARD

TWENTY-FIRST CENTURY FOX, INC.

THIS PROXY IS SOLICITED BY COMCAST CORPORATION IN OPPOSITION TO

THE PROPOSED ACQUISITION OF TWENTY-FIRST CENTURY FOX, INC. BY THE WALT DISNEY COMPANY

The undersigned, a holder of record of shares of Class B common stock, par value $0.01 per share (the “Shares”), of Twenty-First Century Fox, Inc. (the “Company”) acknowledges receipt of the Proxy Statement of Comcast Corporation, dated June [●], 2018, and the undersigned revokes all prior proxies delivered in connection with the Special Meeting of Stockholders of the Company to adopt the Agreement and Plan of Merger, dated as of December 13, 2017, as amended by Amendment No. 1 dated as of May 7, 2017, and as may be subsequently amended (the “Disney Merger Agreement”) by and among the Company, Disney and TWC Merger Enterprises 2 Corp and TWC Merger Enterprises 1, LLC, and all other matters related to the Disney Merger Agreement including those set forth below and appoints Arthur R. Block, David L. Cohen and Daniel H. Burch, or each of them, with full power of substitution, proxies for the undersigned to vote all Shares of the Company which the undersigned would be entitled to vote at the Special Meeting and any adjournments, postponements or reschedulings thereof, and instructs said proxies to vote as follows.

EXCEPT AS PROVIDED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATIONS ARE MADE AND YOU HAVE SIGNED AND DATED THIS PROXY CARD, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS AT THE SPECIAL MEETING. SHOULD OTHER PROPOSALS BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES WILL ABSTAIN FROM VOTING ON SUCH PROPOSALS UNLESS SUCH PROPOSALS ADVERSELY AFFECT THE INTERESTS OF COMCAST AS DETERMINED BY COMCAST IN ITS SOLE DISCRETION, CONSISTENT WITH RULE 14A-4(C)(3) OF THE EXCHANGE ACT, IN WHICH EVENT SUCH PERSONS NAMED AS PROXIES WILL VOTE ON SUCH PROPOSALS IN THEIR DISCRETION. THIS PROXY WILL REVOKE (OR BE USED BY THE PERSONS NAMED AS PROXIES TO REVOKE) ANY

PRIOR PROXY DELIVERED IN CONNECTION WITH THE PROPOSALS LISTED BELOW TO THE EXTENT IT IS VOTED AT THE SPECIAL MEETING AS STIPULATED BELOW.

BY EXECUTING THE GOLD CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

(Continued and to be signed on the reverse side)